Exhibit 10.1

EIGHTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this June 20, 2014, by and between Silicon Valley Bank (“Bank”) and ADVANCED PHOTONIX, INC., PICOMETRIX, LLC and ADVANCED PHOTONIX CANADA, INC. (individually, a “Borrower” and, collectively, the “Borrowers”).

Recitals

A.           Bank and Borrowers are parties to that certain Loan and Security Agreement dated as of January 31, 2012, as amended by a First Amendment to Loan and Security Agreement dated as of October 25, 2012 and a Second Amendment to Loan and Security Agreement dated as of February 8, 2013, a Third Amendment to Loan and Security Agreement dated as of March 1, 2013, a Fourth Amendment to Loan and Security Agreement dated as of January 22, 2014, a Fifth Amendment and Forbearance to Loan and Security Agreement dated as of February 10, 2014, a Sixth Amendment and Waiver to Loan and Security Agreement dated as of March 5, 2014, and a Seventh Amendment to Loan and Security Agreement dated as of April 30, 2014 (as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”).

B.           Borrowers have requested that Bank amend the Loan Agreement.

C.           In reliance upon the representations and warranties set forth below, Bank has agreed to so amend certain provisions of the Loan Agreement in accordance with the terms and subject to the conditions set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.             Amendments to Loan Agreement.

2.1           Section 12.1 Termination Prior to Revolving Line Maturity Date is amended to read as follows:

This Agreement may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank.  Notwithstanding and such termination, Bank’s lien and security interest in the collateral shall continue until Borrower fully satisfies its Obligations.  If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrowers shall pay to Bank, in addition to the payment of any other expenses or fees then owing, a termination fee in an amount equal to 0.5% of the Revolving Line if terminated before the first anniversary of the Eighth Amendment Date, 0.25% of the Revolving Line if payment occurs after the first anniversary of the Eighth Amendment Date provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of the Bank.

2.2           Section 6.9 (Financial Covenants). Section 6.9 of the Loan Agreement is amended and restated in its entirety to read as follows:

6.9           Financial Covenants. Maintain at all times, to be tested as of the last day of each fiscal month, unless otherwise noted, on a consolidated basis with respect to Borrowers:

(a)            Liquidity Ratio.  Borrowers’ unrestricted cash and Cash Equivalents at Bank plus the net balance sheet billed Accounts divided by Borrowers’ Indebtedness to Bank of not less than 1.30 to 1.00 through May 31, 2014, and not less than 2.00 to 1.00 thereafter.

(b)            EBITDA.  Measured as of the end of each fiscal month, on a trailing 6-month basis, EBITDA of at least the following:

Period	Minimum EBITDA

Through fiscal month ending June 30, 2014	($850,000)

July 31, 2014 through fiscal month ending September 30, 2014	($300,000)

October 31, 2014 through fiscal month ending December 31, 2014	$1.00

January 31, 2015 through fiscal month ending March 31, 2015	$100,000

Covenant for periods ending each month thereafter to be based on updated projections, but will not be less than $100,000.

2.3          Section 13 (Definitions).

(a)           The following terms in Section 13.1 are amended and restated in their entirety to read as follows:

“Eighth Amendment Date” means June 20, 2014.

“Revolving Line Maturity Date” means June 20, 2016.

“Revolving Margin” is 0.5% when the Liquidity Ratio is greater than or equal to 3.0 and trailing 6 month EBITDA is greater than or equal to $1.00, 1.5% when the Liquidity Ratio is greater than or equal to 3.0 and trailing 6 month EBITDA is less than $1.00, but greater than or equal to negative $500,000, 3.0% when the Liquidity Ratio is greater than or equal to 3.0 and trailing 6 month EBITDA is less than negative $500,000 but greater than or equal to negative $850,000; 1.25% when the Liquidity Ratio is greater than or equal to 2.5 but less than 3.0 and trailing 6 month EBITDA is greater than or equal to $1.00, 2.25% when the Liquidity Ratio is greater than or equal to 2.5 but less than 3.0 and trailing 6 month EBITDA is less than $1.00 but greater than or equal to negative $500,000, 3.50% when the Liquidity Ratio is greater than or equal to 2.5 but less than 3.0 and trailing 6 month EBITDA is less than negative $500,000 but greater than or equal to negative $850,000; and 1.75% when the Liquidity Ratio is less than 2.5 and trailing 6 month EBITDA is greater than or equal to $1.00, 2.75% when the Liquidity Ratio is less than 2.5 and trailing 6 month EBITDA is less than $1.00 but greater than or equal to negative $500,000, 4.00% when the Liquidity Ratio is less than 2.5 and trailing 6 month EBITDA is less than negative $500,000 but greater than or equal to negative $850,000.

“Streamline Period” is, on and after the Effective Date, provided no Default or Event of Default has occurred and is continuing, the period beginning on the first (1st) day of the month following the month in which Borrower has more than $1,500,000 of availability remaining on the Revolving Line, in each case as determined by Bank, in its sole discretion (the “Streamline Threshold”); and (ii) ending on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain the Streamline Threshold, as determined by Bank, in its sole discretion.  Upon the termination of a Streamline Period, Borrower must maintain the Streamline Threshold for one (1) month, as determined by Bank, in its sole discretion, prior to entering into a subsequent Streamline Period.  Borrower shall give Bank prior-written notice of Borrower’s intention to enter into any such Streamline Period.

“Term Margin” is 1.0% when the Liquidity Ratio is greater than or equal to 3.0 and trailing 6 month EBITDA is greater than or equal to $1.00, 2.0% when the Liquidity Ratio is greater than or equal to 3.0 and trailing 6 month EBITDA is less than $1.00, but greater than or equal to negative $500,000, 3.5% when the Liquidity Ratio is greater than or equal to 3.0 and trailing 6 month EBITDA is less than negative $500,000 but greater than or equal to negative $850,000; 1.75% when the Liquidity Ratio is greater than or equal to 2.5 but less than 3.0 and trailing 6 month EBITDA is greater than or equal to $1.00, 2.75% when the Liquidity Ratio is greater than or equal to 2.5 but less than 3.0 and trailing 6 month EBITDA is less than $1.00 but greater than or equal to negative $500,000, 4.0% when the Liquidity Ratio is greater than or equal to 2.5 but less than 3.0 and trailing 6 month EBITDA is less than negative $500,000 but greater than or equal to negative $850,000; and 2.25% when the Liquidity Ratio is less than 2.5 and trailing 6 month EBITDA is greater than or equal to $1.00, 3.25% when the Liquidity Ratio is less than 2.5 and trailing 6 month EBITDA is less than $1.00 but greater than or equal to negative $500,000, 4.50% when the Liquidity Ratio is less than 2.5 and trailing 6 month EBITDA is less than negative $500,000 but greater than or equal to negative $850,000.

2.4          Fees.  Bank waives all success fees that would otherwise be due pursuant to the Seventh Amendment to Loan and Security Agreement, including but not limited to, the success fee otherwise payable by Borrower due to its failure to meet or exceed a Liquidity Ratio of 2.00 to 1.00 for the fiscal month ended May 2014.  Borrower shall pay Bank a commitment fee of $25,000 on the Eighth Amendment Date and the first anniversary of the Eighth Amendment Date.  Borrower acknowledges Bank is entitled to retain the $50,000 fee paid in connection with the Sixth Amendment to Loan and Security Agreement.

2.5          Exhibits.  Exhibit D (Compliance Certificate) and Schedule 1 attached to the Loan Agreement are replaced with Exhibit D and Schedule 1 attached hereto.

3.             Limitation of Amendments.

3.1          The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2          This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.             Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1          Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2          Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3          Except with respect to Borrower’s By-Laws, which were amended on October 16, 2012, the organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7          This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.             Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a fee of $25,000, plus the Bank Expenses incurred in connection with this Amendment, and (c) and such other documents as Bank may reasonably request.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWERS

SILICON VALLEY BANK	ADVANCED PHOTONIX, INC.

By:	By:
Name:	Name:
Title:	Title:

PICOMETRIX, LLC

By:
Name:
Title:

ADVANCED PHOTONIX CANADA, INC.

By:
Name:
Title:

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: ADVANCED PHOTONIX INC., ADVANCED PHOTONIX CANADA and PICOMETRIX, LLC

The undersigned authorized officer of ADVANCED PHOTONIX INC., ADVANCED PHOTONIX CANADA and PICOMETRIX, LLC (collectively, “Borrowers”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrowers and Bank (the “Agreement”):

(1) Borrowers are in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrowers, and each of their Subsidiaries, have timely filed all required tax returns and reports, and Borrowers have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrowers or any of their Subsidiaries relating to unpaid employee payroll or benefits of which Borrowers have not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Transaction Report, A/R & A/P Agings	monthly within 15 days and with each Advance Request when in Streamline (weekly when not in Streamline)	Yes No
Board projections	30 days prior to FYE	Yes No
Monthly financial statements with Compliance Certificate	Within 30 days of fiscal month ends except quarter ends which have 45 days	Yes No
Annual financial statement (CPA Audited) with Compliance Certificate	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:

Minimum Liquidity Ratio	1.3:1.0 through 5/31/14, 2:0: 1.0 thereafter	___:1.0	Yes No
Minimum EBITDA, monthly on trailing 6 month basis
	($850,000) through 6/30/14 ($300,000) 7/31-9/30; $1.00 10/31-12/31 $100,000 thereafter FY 2016 TBD, not less than $100,000	$__________	Yes No
The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

API Pricing Matrix

Revolver

Trailing 6 month EBITDA

	≥$1 EBITDA	If <$1, but ≥ -$500k EBITDA	If <-$500k, but ≥ -$850,000 EBITDA
LQR≥3.0	P+50 bps	P+150 bps	P+300 bps
LQR <3.0≥2.50	P+125 bps	P+225 bps	P+350 bps
LQR <2.5	P+175 bps	P+275 bps	P+400 bps

Term Loan

Trailing 6 month EBITDA

	≥$1 EBITDA	If <$1, but ≥ -$500k EBITDA	If <-$500k, but ≥ -$850,000 EBITDA
LQR≥3	P+100 bps	P+200 bps	P+350 bps
LQR <3≥2.50	P+175 bps	P+275 bps	P+400 bps
LQR <2.5	P+225 bps	P+325 bps	P+450 bps

ADVANCED PHOTONIX INC.	ADVANCED PHOTONIX CANADA, INC.

By:	By:
Name:	Name:
Title:	Title:

PICOMETRIX, LLC

By:
Name:
Title:

Schedule 1 to Compliance Certificate

Financial Covenant of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:           ____________________

I.           Liquidity Ratio (Section 6.9(a))

Required:                      1.30:1.0 through 5/31/14, 2.0:1.0 thereafter

Actual:

A.	Unrestricted cash and Cash Equivalents at Bank	$_______
B.	Net balance sheet billed A/R	$_______
C.	Liquidity (line A plus line B)	$_______
D.	Total Indebtedness to Bank	$_______
E.	Liquidity Ratio (line C divided by line D)	________

Is line C equal to or greater than 2.00 to1:00 (1.30:1.0 through 5/31/14)?

______ No, not in compliance	______Yes, in compliance

II.	EBITDA (Section 6.9(b))

Required:                      Monthly, on trailing 6 month basis

Period	EBITDA
Closing through June 30, 2014	($850,000)
July 31, 2014 through September 30, 2014	($300,000)
October 31, 2014 through December 31, 2014	$1
Thereafter	$100,000
FY 2016 to be set based on updated projections, but not less than $100,000

Actual:

A.	Net Income	$_______
B.	To the extent included in the determination of Net Income
	1. The provision for income taxes	$_______
	2. Depreciation expense	$_______
	3. Amortization expense	$_______
	4. Net Interest Expense	$_______
	5. Non-cash stock compensation plus All other non-cash items including intangible asset writeoffs	$_______

	6. Non-cash Warrant (income) or expense	($______)
	7. The sum of lines 1 through 5 plus or minus line 6	$_______

C.	EBITDA (line A plus line B.7)	________

Is line C equal to or greater than the amount specified in the chart?

______ No, not in compliance	______Yes, in compliance

PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	ADVANCED PHOTONIX, INC.
(Eighth Amendment)

LOAN OFFICER:	Tom Hertzberg

DATE:	June 20, 2014

	Loan Fee	$25,000
	Legal Fees	$_____

	TOTAL FEE DUE	$_____

Please indicate the method of payment:

{ }	A check for the total amount is attached.

{ }	Debit DDA #________________ for the total amount.

{ }	Loan proceeds

Borrower: ADVANCED PHOTONIX, INC.

By:
(Authorized Signer)

Silicon Valley Bank (Date)
Account Officer's Signature